                                                                      Exhibit 24
                                                                      ----------

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that each of the undersigned officers and directors of TIME WARNER INC., a Delaware Corporation (the "Corporation"), hereby constitutes and appoints RICHARD J. BRESSLER, PETER R. HAJE, GERALD M. LEVIN, PHILIP R. LOCHNER, JR., AND RICHARD D. PARSONS each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Corporation's Annual Report on Form 10-K for the year ended December 31, 1994, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and to sign any and all amendments to said Annual Report on Form 10-K, and to file such Annual Report on Form 10-K, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, under the provisions of the Exchange Act, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her name as of the 30th day of March, 1995.


(i)   Principal Executive Officer:


      /s/ Gerald M. Levin
      ----------------------------
      Gerald M. Levin
       Chairman of the Board,
       President and Chief Executive Officer


(ii)  Principal Financial Officer:

      /s/ Richard J. Bressler
      -----------------------------
      Richard J. Bressler
       Senior Vice President and
       Chief Financial Officer
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(iii) Principal Accounting Officer:



      /s/ John A. LaBarca
      -----------------------------
      John A. LaBarca
       Vice President and
       Controller



(iv)  Directors:


      /s/ Merv Adelson
      -----------------------------
      Merv Adelson


      /s/ Lawrence B. Buttenwieser
      ----------------------------
      Lawrence B. Buttenwieser


      /s/ Edward S. Finkelstein
      -----------------------------
      Edward S. Finkelstein


      /s/ Beverly Sills Greenough
      -----------------------------
      Beverly Sills Greenough


      /s/ Carla A. Hills
      ----------------------------
      Carla A. Hills


      /s/ David T. Kearns
      ----------------------------
      David T. Kearns


      /s/ Henry Luce III
      ----------------------------
      Henry Luce III

                                      -2-
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      /s/ Reuben Mark
      ----------------------------
      Reuben Mark


      /s/ Michael A. Miles
      ----------------------------
      Michael A. Miles


      /s/ J. Richard Munro
      ----------------------------
      J. Richard Munro


      /s/ Richard D. Parsons
      ----------------------------
      Richard D. Parsons


      /s/ Donald S. Perkins
      ----------------------------
      Donald S. Perkins


      /s/ Raymond S. Troubh
      ----------------------------
      Raymond S. Troubh


      /s/ Francis T. Vincent, Jr.
      ----------------------------
      Francis T. Vincent, Jr.


                                      -3-